UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                          ----------------------------------

                                        FORM 8-K


                                     CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 15, 1999



                                TELECOMM INDUSTRIES CORP.

                   (Exact name of registrant as specified in charter)

           Delaware                0-4410               34-1765902
       (State or other        (Commission file         (IRS employer
       jurisdiction of             number)          identification no.)
        incorporation)

                                 1743 Quincy Avenue
                             Naperville, Illinois  60540

                 (Address of principal executive office and zip code)


    Registrant's telephone number, including area code:  (630) 369-7111

   Item 5.   Other Events

              On July 15, 1999, Telecomm Industries Corp. (the "Company") issued a press release, filed below as an exhibit hereto and incorporated herein by reference, announcing a change in the Company's chief executive officer.

   Item 7.   Financial Statements and Exhibits.

             (c)  Exhibits

                  (99) Press Release of the Company dated July 15, 1999

                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      TELECOMM INDUSTRIES CORP.



   Date:     July 26, 1999            By:  /s/ Paul J. Satterthwaite
                                           ---------------------------
                                           Paul J. Satterthwaite
                                           President and Chief Executive
                                             Officer

                                    EXHIBIT INDEX

   Exhibit
     No.                            Description
   -------                          -----------

     99                             Press Release of Telecomm Industries
                                    Corp. dated July 15, 1999